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                                                                    Exhibit 23.4


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (SEC File No. 333-39923) of U.S.A. Floral Products, Inc. of our report dated July 17, 1998, relating to the financial statements of Florimex Milano Srl which appears in this Current Report on Form 8-K/A.

/s/ AUDICONT SAS

AUDICONT SAS
Milan, Italy


December 9, 1998